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                                                                EXHIBIT 10.104


                   AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

        THIS AGREEMENT made and entered into as of this 31st day of December, 1995, by and between MICHAEL FOODS, INC., a Delaware corporation (hereinafter referred to as "Michael Foods"), and KEVIN O. KELLY (hereinafter referred to as "Kelly").

        WHEREAS, Michael Foods and Kelly have heretofore entered into an employment agreement dated as of December 31, 1994; and


        WHEREAS, Michael Foods and Kelly desire to amend Section 2 and 3 of said agreement to amend and clarify certain terms thereof.

        NOW, THEREFORE, in consideration of the premises and of the terms and conditions set forth, the parties agree as follows:

        1. Section 2 of the employment agreement between Michael Foods and Kelly dated December 31, 1994 is hereby amended by substituting the following for the phrase "shall continue through Decemer 31, 1996":

                   shall continue through December 31, 1997

        2. Section 3 of the employment agreement between Michael Foods and Kelly dated December 31, 1994 is hereby amended by substituting the following for the phrase "for each of the calendar years of this Agreement from January 1, 1995 through December 31, 1996 of at least $165,000":

                   for each of the calendar years of this Agreement from January 1, 1996 through December 31, 1997 of at least $165,000

Except as otherwise provided herein, the employment agreement between Michael Foods and Kelly dated December 31, 1994 shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Agreement the date and year above written.



                                         MICHAEL FOODS, INC.



                                         BY: /s/ Gregg A. Ostrander
                                            ----------------------------------

                                            Its       PRESIDENT/CEO
                                                ------------------------------

                                             /s/ Kevin O. Kelly
                                            ----------------------------------
                                                 KEVIN O. KELLY